RED MOUNTAIN RESOURCES, INC. 8-K

Exhibit 10.2

FOURTH AMENDMENT TO SENIOR FIRST LIEN SECURED CREDIT AGREEMENT

BY AND AMONG

INDEPENDENT BANK,

as Lender

AND

RED MOUNTAIN RESOURCES, INC.

CROSS BORDER RESOURCES, INC.

BLACK ROCK CAPITAL, INC.

RMR OPERATING, LLC,

as Borrowers

Effective April 21, 2015

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FOURTH AMENDMENT TO SENIOR FIRST LIEN SECURED CREDIT AGREEMENT

This FOURTH AMENDMENT TO SENIOR FIRST LIEN SECURED CREDIT AGREEMENT (this “Agreement”) is made effective, but not necessarily executed on, April 21, 2015 (the “Effective Date”), by and among INDEPENDENT BANK, a Texas banking association, as lender under the Senior First Lien Secured Credit Agreement (the “Lender”), and RED MOUNTAIN RESOURCES, INC., a Texas corporation (“Red Mountain”), CROSS BORDER RESOURCES, INC., a Nevada corporation, BLACK ROCK CAPITAL, INC., an Arkansas corporation, and RMR OPERATING, LLC, a Texas limited liability company (collectively, the “Borrowers”).

W I T N E S S E T H:

WHEREAS, the Borrowers and the Lender are parties to that certain Senior First Lien Secured Credit Agreement, dated February 5, 2013, among the Borrowers and the Lender (as amended by (a) Amendment and Consent dated July 19, 2013, (b) Amendment and Waiver dated September 12, 2013, (c) Third Amendment to First Lien Secured Credit Agreement and Waiver dated effective as of March 1, 2015 (the “Credit Agreement”); and

WHEREAS, Cross Border Resources, Inc., Black Rock Capital, Inc., RMR Operating, LLC, and RMR KS Holdings, LLC, as sellers (the “Sellers”) and Black Shale Minerals, LLC, a Texas limited liability company, as buyer (“Buyer”) have entered into a Purchase and Sale Agreement dated April 21, 2015 (the “Purchase and Sale Agreement”) pursuant to which the Buyer will purchase fifty percent (50%) of Sellers’ right, title, and interest in and to certain oil and gas properties more specifically described on Exhibit “A” attached to certain Assignments, Bills of Sale and Conveyances dated as of April 21, 2015 (the “Assignments”) (such oil and gas properties are herein called the “Assigned Properties”) for cash consideration paid to Sellers of $25,000,000.00;

WHEREAS, the Borrowers have requested Lender to consent to the sale by Sellers of Sellers’ right, title and interest in the Assigned Properties for the consideration set forth in the Purchase and Sale Agreement and to partially release the liens held by Lender in that portion of the Assigned Properties which constitute Mortgaged Property (as defined in the Mortgages) to the extent so conveyed to Buyer pursuant to the Assignments, and Lender has agreed to the same upon the terms and conditions hereafter set forth;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto hereby agree as follows:

Article I
DEFINITIONS AND INTERPRETATION

1.1     Terms Defined Above. As used in this Agreement, each of the terms “Agreement,” “Lender,” “Borrowers,” “Credit Agreement,” “Sellers,” “Buyer,” “Purchase and Sale Agreement,” “Assignments” and “Assigned Properties’ shall have the meaning assigned to such term hereinabove.

1.2     Terms Defined in Agreement. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

1.3     References. References in this Agreement to Schedule, Exhibit, Article, or Section numbers shall be to Schedules, Exhibits, Articles, or Sections of this Agreement, unless expressly stated to the contrary. References in this Agreement to “hereby,” “herein,” “hereinafter,” “hereinabove,” “hereinbelow,” “hereof,” “hereunder” and words of similar import shall be to this Agreement in its entirety and not only to the particular Schedule, Exhibit, Article, or Section in which such reference appears. Specific enumeration herein shall not exclude the general and, in such regard, the terms “includes” and “including” used herein shall mean “includes, without limitation,” or “including, without limitation,” as the case may be, where appropriate. Except as otherwise indicated, references in this Agreement to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding, or supplementing the statute, section, or regulation referred to. References in this Agreement to “writing” include printing, typing, lithography, facsimile reproduction, and other means of reproducing words in a tangible visible form. References in this Agreement to amendments and other contractual instruments shall be deemed to include all exhibits and appendices attached thereto and all subsequent amendments and other modifications to such instruments, but only to the extent such amendments and other modifications are not prohibited by the terms of this Agreement. References in this Agreement to Persons include their respective successors and permitted assigns.

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1.4     Articles and Sections. This Agreement, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

1.5     Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

Article II

AMENDMENTS

2.1     Amendments to Article I.

(a)           The term “Commitment” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to hereafter read as follows:

“‘Commitment’ means the obligation of Lender to make Advances pursuant to Section 2.1(a) in an aggregate principal amount of Twelve Million Four Hundred Thousand and No/100 Dollars ($12,400,000.00), subject, however, to Monthly Commitment Reductions and to termination pursuant to Article VII.”

(a)           The term “Fourth Amendment” is added to and made a part of Section 1.1 of the Credit Agreement and shall read as follows:

“‘Fourth Amendment’ means that certain Fourth Amendment to Senior First Lien Secured Credit Agreement dated effective as of April 21, 2015, between Borrowers and Lender.”

2.2     Amendment to Section 2.02 of the Credit Agreement. Section 2.02(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

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“(a) Borrowing Base. The Borrowing Base in effect as of the date of the Fourth Amendment is $12,400,000.00 and the initial Monthly Commitment Reduction is $0.00. The Monthly Commitment Reduction shall apply on April 1, 2015, and on the first date of each calendar month thereafter until redetermined as set forth in this Section 2.02. Such Borrowing Base and the Monthly Commitment Reduction shall remain in effect until the next redetermination made pursuant to this Section 2.02. The Borrowing Base and Monthly Commitment Reduction shall be determined in accordance with the standards set forth in Section 2.02(d) and is subject to periodic redetermination pursuant to Sections 2.02(b) and 2.02(c).

Article III
RATIFICATION, REPRESENTATION, AND ACKNOWLEDGMENT

3.1     Ratifications. The terms and provisions set forth in this Agreement shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and, except as expressly modified and superseded by this Agreement, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrowers agree that the Credit Agreement, as amended hereby, and the other Loan Documents continue to be legal, valid, binding obligations of Borrowers enforceable against Borrowers in accordance with their respective terms.

3.2     Renewal and Extension of Security Interests and Liens. Borrowers hereby renew and affirm the liens and security interests created and granted in the Loan Documents. Borrowers agree that this Agreement shall in no manner affect or impair the liens and security interests securing the Obligations, and that such liens and security interests shall not in any manner be waived, the purposes of this Agreement being to modify the Credit Agreement as herein provided, and to carry forward all liens and security interests securing same, which are acknowledged by Borrowers to be valid and subsisting.

3.3     Representations and Warranties. Borrowers hereby represent and warrant to Lender as follows:

(a)           the execution, delivery and performance of this Agreement and any and all other Loan Documents executed and delivered in connection herewith have been authorized by all requisite corporate and limited liability company action on the part of Borrowers, as applicable, and do not and will not conflict with or violate any provision of any applicable laws, rules, regulations or decrees, the Governing Agreements of any Borrower, or any agreement, document, judgment, license, order or permit applicable to or binding upon any Borrower or its assets. No consent, approval, authorization or order of, and no notice to or filing with, any court or governmental authority or third person is required in connection with the execution, delivery or performance of this Agreement or to consummate the transactions contemplated hereby;

(b)          the representations and warranties contained in the Credit Agreement, as amended hereby, and the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date;

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(c)          Each Borrower is in compliance in all material respects with all covenants and agreements contained in the Credit Agreement, as amended hereby, and the other Loan Documents to which it is a party;

(d)          as of the date of this Agreement the unpaid principal balance of the Note is $12,400,000.00, and such amount is unconditionally owed by Borrowers to Lender without offset, defense or counterclaim of any kind or nature whatsoever; and

(e)           as of the date of this Agreement, the Letter of Credit Exposure is $0.

Article IV
Conditions Precedent

4.1     Conditions. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent, unless specifically waived in writing by Lender:

(a)           Lender shall have received the following documents, each in form and substance satisfactory to Lender:

(i)                 this Agreement, duly executed by Borrowers; and

(ii)               Resolutions of the Board of Directors (or other governing body) of each Borrower certified by the Secretary or an Assistant Secretary (or other custodian of records of each Borrower) which authorize the execution, delivery, and performance by each Borrower of this Agreement and the other Loan Documents to be executed in connection herewith.

(b)           The representations and warranties contained in the Credit Agreement, as amended hereby, and in each other Loan Document shall be true and correct as of the date hereof, as if made on the date hereof, except to the extent such representation and warranties relate to an earlier date;

(c)            No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Lender; and

(d)           All corporate proceedings taken in connection with the transactions contemplated by this Agreement and all documents, instruments and other legal matters incident thereto, shall be satisfactory to Lender and its legal counsel.

Article V
MISCELLANEOUS

5.1     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Agreement.

5.2     Rights of Third Parties. Except as provided in Section 4.1, all provisions herein are imposed solely and exclusively for the benefit of the parties hereto.

5.3     Counterparts. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument and shall be enforceable upon the execution of one or more counterparts hereof by each of the parties hereto. In this regard, each of the parties hereto acknowledges that a counterpart of this Agreement containing a set of counterpart execution pages reflecting the execution of each party hereto shall be sufficient to reflect the execution of this Agreement by each necessary party hereto and shall constitute one instrument.

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5.4     Integration. This Agreement constitutes the entire agreement among the parties hereto with respect to the subject hereof. All prior understandings, statements and agreements, whether written or oral, relating to the subject hereof are superseded by this Agreement.

5.5     Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

5.6     Governing Law. This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas, without regard to principles of such laws relating to conflict of laws.

5.7     RELEASE. BORROWERS ACKNOWLEDGE THAT THEY HAVE NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS-COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL OR ANY PART OF THEIR LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM THE LENDER. BORROWERS VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE THE LENDER, ITS PREDECESSORS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AGREEMENT IS EXECUTED, WHICH THE BORROWERS MAY NOW OR HEREAFTER HAVE AGAINST THE LENDER, ITS PREDECESSORS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY OF THE OBLIGATIONS, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AGREEMENT.

5.8     Consent and Partial Release. Lender hereby consents to the sale, transfer, and conveyance of the Assigned Properties by Sellers to Buyer pursuant to the Assignment and, upon receipt of a written request from Borrowers, agrees to partially release the Mortgaged Property (as defined in the Mortgages) from the lien of Mortgages to the extent and only to the extent they are Assigned Properties covered by the Mortgages (the “Release Property”), with each Seller retaining ownership of the remaining interests in the Mortgaged Property which will remain subject to the first and prior liens of the Mortgages all upon satisfaction of the following conditions:

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(a)                Lender shall have received a fully executed copy of the Assignment and all other instruments of transfer and conveyance executed in connection with the sale, transfer and conveyance of the Assigned Properties;

(b)               Lender shall have received in good and immediately funds the amount of $14,700,000, which will be applied to the payment of the outstanding Obligations owing to Lender;

(c)                After the conveyance of the Assigned Properties to Buyer and the application of $14,700,000.00 to the outstanding Obligations owing to Lender, no Borrowing Base Deficiency exists;

(d)               Lender shall have received a written certification executed by BP Energy Company (the “Swap Counterparty”) certifying to Borrowers and Lender that no “Triggering Event” (as defined in the Hydrocarbon Hedge Agreements) has occurred or exists under any Hydrocarbon Hedge Agreement among Borrowers, Lender and the Swap Counterparty and that all current Hydrocarbon Hedging Agreements shall remain in full force and effect;

(e)                Lender shall have received a written consent executed by the Swap Counterparty wherein the Swap Counterparty consents to the transactions contemplated by this Agreement including, without limitation, the partial release of liens with respect to the Release Property and the application of $14,700,000.00 to the outstanding Obligations owing to Lender; and

(f)                No Default or Event of Default shall exist.

It is expressly agreed by Borrowers that the partial releases executed by Lender are partial releases only and that the same shall in no way release, affect or impair any rights, titles, liens or security interests held by Lender under the Mortgages or any other Loan Document against any of the Mortgaged Property (as defined in the Mortgages) other than the Release Property.

(Signatures appear on following pages)

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers on March 11, 2015, to be effective as of the Effective Date.

LENDER:

INDEPENDENT BANK,
a Texas banking corporation

By:	/s/ John Davis
John Davis Executive Vice President

BORROWER:

RED MOUNTAIN RESOURCES, INC.,
a Texas corporation

By:	/s/ Alan W. Barksdale
Alan W. Barksdale President & Chief Executive Officer

CROSS BORDER RESOURCES, INC.,
a Nevada corporation

By:	/s/ Kenneth Lamb
Kenneth Lamb Chief Accounting Officer

BLACK ROCK CAPITAL, INC.,
an Arkansas corporation

By:	/s/ Alan W. Barksdale
Alan W. Barksdale President

RMR OPERATING, LLC,
a Texas limited liability company

By:	/s/ Alan W. Barksdale
Alan W. Barksdale President

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